                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

                               PURCHASE AGREEMENT

                                     BETWEEN

                           TRIAD FINANCIAL CORPORATION
                                   ORIGINATOR

                                       AND

                       TRIAD FINANCIAL SPECIAL PURPOSE LLC
                                    DEPOSITOR

                            DATED AS OF MARCH 1, 2003

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                                             TABLE OF CONTENTS

                                                                                                  Page
ARTICLE I.       DEFINITIONS....................................................................   1

  SECTION 1.1    General .......................................................................   1
  SECTION 1.2    Specific Terms ................................................................   1
  SECTION 1.3    Usage of Terms ................................................................   2
  SECTION 1.4    [Reserved].....................................................................   2
  SECTION 1.5    No Recourse ...................................................................   2
  SECTION 1.6    Action by or Consent of Noteholders and Certificateholder .....................   3
  SECTION 1.7    Material Adverse Effect .......................................................   3

ARTICLE II.      CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY... ..............   3

  SECTION 2.1    Conveyance of the Receivables and the Other Conveyed Property..................   3

ARTICLE III.     REPRESENTATIONS AND WARRANTIES.................................................   4

  SECTION 3.1    Representations and Warranties of Originator ..................................   4
  SECTION 3.2    Representations and Warranties of Depositor ...................................   5

ARTICLE IV.      COVENANTS OF SELLER............................................................   7

  SECTION 4.1    Protection of Title of Depositor...............................................   7
  SECTION 4.2    Reserved.......................................................................   8
  SECTION 4.3    Other Liens or Interests ......................................................   8
  SECTION 4.4    Costs and Expenses ............................................................   9
  SECTION 4.5    Indemnification by Originator .................................................   9
  SECTION 4.6    Indemnification by the Depositor ..............................................   9

ARTICLE V.       REPURCHASES....................................................................  10

  SECTION 5.1    Repurchase of Receivables Upon Breach of Warranty .............................  10
  SECTION 5.2    Reassignment of Purchased Receivables .........................................  10
  SECTION 5.3    Waivers .......................................................................  11

ARTICLE VI.      MISCELLANEOUS..................................................................  11

  SECTION 6.1    Liability of Originator and Depositor .........................................  11
  SECTION 6.2    Merger or Consolidation of Originator or Depositor ............................  11
  SECTION 6.3    Limitation on Liability of Originator, and Depositor and Others ...............  12
  SECTION 6.4    Originator May Own Notes or the Certificate ...................................  12
  SECTION 6.5    Amendment......................................................................  12
  SECTION 6.6    Notices........................................................................  13

                                       i

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
  SECTION 6.7    Merger and Integration ........................................................  14
  SECTION 6.8    Severability of Provisions ....................................................  14
  SECTION 6.9    Intention of the Parties.......................................................  14
  SECTION 6.10   Governing Law .................................................................  15
  SECTION 6.11   Counterparts ..................................................................  15
  SECTION 6.12   Conveyance of the Receivables and the Other Conveyed
                 Property to the Issuer ........................................................  15
  SECTION 6.13   Nonpetition Covenant ..........................................................  15

SCHEDULES

Schedule A -- Schedule of Receivables
Schedule B -- Representations and Warranties from Originator as to the Receivables

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT, dated as of March 1, 2003, is between Triad Financial Corporation, a California corporation, as Originator ("Originator"), and Triad Financial Special Purpose LLC, a Delaware limited liability company, as Depositor ("Depositor").

                  Depositor has agreed to purchase from the Originator, and the Originator, pursuant to this Agreement, is selling to Depositor the Receivables and Other Conveyed Property.

                  In consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Originator and the Depositor, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

                  SECTION 1.1 General. Capitalized terms used herein without definition will have the respective meanings assigned to such terms in the Sale and Servicing Agreement dated as of March 1, 2003, by and among the Depositor, Triad Financial Corporation, in its individual capacity, as Custodian and as Servicer, Triad Automobile Receivables Trust 2003-A, as Issuer, and JPMorgan Chase Bank, as Backup Servicer and Indenture Trustee.

                  SECTION 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, will have the following meanings:

                  "Agreement" means this Purchase Agreement and all amendments hereof and supplements hereto.

                  "Closing Date" means March 26, 2003.

                  "Issuer" means Triad Automobile Receivables Trust 2003-A.

                  "Other Conveyed Property" means all property described in
Section 2.1(b), (c), (d), (e), (f) and (h) of the Sale and Servicing Agreement conveyed by the Originator to the Depositor pursuant to this Agreement other than the Receivables, including all monies paid on or after the Cut-Off Date.

                  "Owner Trustee" means Wilmington Trust Company, as Owner Trustee appointed and acting pursuant to the Trust Agreement.

                  "Receivables" means the Receivables listed on the Schedule of Receivables attached hereto.

                  "Related Documents" means the Notes, the Certificate, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Policy, the Insurance Agreement, the Swap

Agreements and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

                  "Repurchase Event" means the occurrence of a breach of any of the Originator's representations and warranties hereunder including the representations and warranties set forth in Schedule B or any other event which requires the repurchase of a Receivable by the Originator under the Sale and Servicing Agreement.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement referred to in Section 1.1.

                  "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

                  "Schedule of Receivables" means the schedule of Receivables sold and transferred pursuant to this Agreement which is attached hereto as Schedule A.

                  "Taxes" means any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any (x) federal, state or other taxes, arising out of the ownership of the Notes or the Certificate, (y) transfer taxes arising in connection with the transfer of the Notes or the Certificate or (z) federal, state or other taxes arising out of any fees paid to the indemnified parties pursuant to the Transaction Documents).

                  "Trustee" means JPMorgan Chase Bank, as trustee and any successor trustee appointed and acting pursuant to the Indenture.

                  SECTION 1.3 Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation." The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement.

                  SECTION 1.4       [Reserved].

                  SECTION 1.5 No Recourse. Without limiting the obligations of the Originator or the Depositor hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of the Originator or the Depositor, or of any predecessor or successor of the Originator or the Depositor.

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                  SECTION 1.6       Action by or Consent of Noteholders and
Certificateholder. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or the Certificateholder, such provision will be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or the Certificateholder. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Depositor, the Originator or any Affiliate thereof will be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Owner Trustee or the Indenture Trustee is entitled to rely upon any such action or consent, only Notes or Certificates that the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned will be so disregarded.

                  SECTION 1.7 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders or the Insurer (or any similar or analogous determination), such determination will be made without taking into account the funds available from claims under the Policy.

                                  ARTICLE II.

                         CONVEYANCE OF THE RECEIVABLES
                        AND THE OTHER CONVEYED PROPERTY

                  SECTION 2.1 Conveyance of the Receivables and the Other Conveyed Property.

                  (a) Subject to the terms and conditions of this Agreement, Originator hereby sells, transfers, assigns and otherwise conveys to Depositor without recourse (but without limitation of its obligations in this Agreement), and Depositor hereby purchases, all right, title and interest of Originator in and to the Receivables and the Other Conveyed Property, including collections paid on or after the Cut-Off Date. It is the intention of Originator and Depositor that the sale and assignment contemplated by this Agreement constitutes a sale and contribution of the Receivables and the Other Conveyed Property from Originator to Depositor, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables and the Other Conveyed Property will not be part of Originator's estate in the event of the filing of a bankruptcy petition by or against Originator under any bankruptcy or similar law.

                  (b) Simultaneously with the sale of the Receivables and the Other Conveyed Property to Depositor, Depositor has paid or caused to be paid to or upon the order of Originator an amount equal to net proceeds of the Class A Notes (less the initial deposit to the Spread Account) by wire transfer of immediately available funds and the remainder as a contribution to the capital of the Depositor (a wholly-owned subsidiary of Originator).

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.1 Representations and Warranties of Originator. Originator makes the following representations and warranties as of the date hereof, on which Depositor relies in purchasing the Receivables and the Other Conveyed Property, on which the Issuer will rely in purchasing the Receivables and the Other Conveyed Property and on which the Insurer will rely in issuing the Policy. Such representations are made as of the execution and delivery of this Agreement, but will survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, and the sale, transfer and assignment thereof by Depositor to the Issuer. Originator and Depositor agree that Depositor will assign to Issuer all Depositor's rights under this Agreement and that the Indenture Trustee will thereafter be entitled to enforce this Agreement against Originator in the Indenture Trustee's own name on behalf of the Noteholders.

                  (a) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations with respect to the Receivables as of the date hereof, are true and correct.

                  (b) Organization and Good Standing. Originator has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own, transfer and sell the Receivables and the Other Conveyed Property to be transferred to Depositor.

                  (c) Due Qualification. Originator is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business with respect to the Receivables requires such qualification.

                  (d) Power and Authority. Originator has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; Originator has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to Depositor hereunder and has duly authorized such sale and assignment to Depositor by all necessary corporate action; and the execution, delivery and performance of this Agreement and Originator's Related Documents have been duly authorized by Originator by all necessary corporate action.

                  (e) Valid Sale; Binding Obligations. This Agreement and Originator's Related Documents have been duly executed and delivered, will effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Depositor, enforceable against Originator and creditors of and purchasers from Originator; and this Agreement and Originator's Related Documents constitute legal, valid and binding obligations of Originator enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (f) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of Originator, or any indenture, agreement, mortgage, deed of trust or other instrument to which Originator is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Originator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Originator or any of its properties.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to Originator's knowledge, threatened against Originator, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Originator or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Originator of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax characterization of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.

                  (h) True Sale. The Receivables are being transferred with the intention of removing them from Originator's estate pursuant to
         Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

                  SECTION 3.2 Representations and Warranties of Depositor. Depositor makes the following representations and warranties as of the date hereof, on which Originator relies in transferring the Receivables and the Other Conveyed Property to the Depositor, on which the Issuer will rely in purchasing the Receivables and on which the Insurer will rely in issuing the Policy. Such representations are made as of the execution and delivery of this Agreement, but will survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, and the sale, transfer and assignment thereof to the Issuer under the Sale and Servicing Agreement.

                  (a) Organization and Good Standing. Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the

         State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to the Issuer.

                  (b) Due Qualification. Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

                  (c) Power and Authority. Depositor has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; and the execution, delivery and performance of this Agreement and Depositor's Related Documents have been duly authorized by Depositor by all necessary action.

                  (d) Valid Sale; Binding Obligations. This Agreement and Depositor's Related Documents have been duly executed and delivered, and this Agreement and Depositor's Related Documents constitute legal, valid and binding obligations of Depositor enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the limited liability company agreement of Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Depositor or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to Depositor's knowledge, threatened against Depositor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Depositor or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or
         (iv) seeking to affect adversely the federal income tax or other federal, state or local tax characterization of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.

                  In the event of any breach of a representation and warranty made by Depositor hereunder, Originator covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all notes, certificates, pass-through certificates or other similar securities issued by Depositor, or a trust or similar vehicle formed by Depositor, have been paid in full. Originator and Depositor agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Issuer or by the Indenture Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholder.

                                  ARTICLE IV.

                              COVENANTS OF SELLER

                  SECTION 4.1       Protection of Title of Depositor.

                  (a) At or prior to the Closing Date, Originator will have filed or caused to be filed UCC-1 financing statements, (i) naming Originator as seller or debtor and naming Depositor as purchaser or secured party, (ii) naming Depositor as seller or debtor and the Issuer as purchaser or secured party, and (iii) naming Issuer as debtor and Indenture Trustee as secured party and describing the Receivables and the Other Conveyed Property being transferred as collateral, in such locations as are required in order to perfect the transfers and pledges thereof under the Related Documents. From time to time thereafter, Originator will execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Depositor under this Agreement, of the Issuer under the Sale and Servicing Agreement and of the Indenture Trustee under the Indenture in the Receivables and the Other Conveyed Property and in the proceeds thereof. Originator will deliver (or cause to be delivered) to Depositor, the Indenture Trustee and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that Originator fails to perform its obligations under this subsection, Depositor, Issuer or the Indenture Trustee may do so, at the expense of such Originator. In furtherance of the foregoing, the Originator hereby authorizes the Depositor, the Issuer or the Indenture Trustee to file a record or records (as defined in the applicable UCC), including financing statements, in all jurisdictions and with all filing offices as each may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Depositor pursuant to Section 6.9. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as such party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Depositor herein.

                  (b) Originator will not change its name, identity, state of incorporation or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Originator (or by Depositor, Issuer or the Indenture Trustee on behalf of Originator) in accordance with Section 4.1(a) seriously misleading within the meaning of Section 9-506 of the applicable UCC, unless they will have given Depositor, Issuer, Insurer and the Indenture Trustee at least 60 days' prior written notice thereof, and will promptly file appropriate amendments to all previously filed financing statements and continuation statements.

                  (c) Originator shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

                  (d) Prior to the Closing Date, Originator has maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time as of or prior to the Closing Date, the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the Principal Balance as of the Closing Date. Originator will maintain its computer systems so that, from and after the time of transfer under this Agreement of the Receivables to Depositor, the conveyance of the Receivables by Depositor to the Issuer, Originator's master computer records (including archives) that will refer to a Receivable indicate clearly that such Receivable has been transferred to the Depositor and has been conveyed by Depositor to Issuer. Indication of the Issuer's ownership of a Receivable will be deleted from or modified on Originator's computer systems when, and only when, the Receivable will become a Purchased Receivable or will have been paid in full.

                  (e) If at any time Originator proposes to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle receivables to any prospective purchaser, lender or other transferee, Originator will give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from archives) that, if they refer in any manner whatsoever to any Receivable (other than a Purchased Receivable), will indicate clearly that such Receivable has been sold by the Originator and is owned by the Issuer.

                  SECTION 4.2       Reserved.

                  SECTION 4.3 Other Liens or Interests. Except for the conveyances hereunder, Originator will not sell, pledge, assign or transfer to any other Person or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest herein and Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest therein, and Originator will defend the right, title, and interest of Depositor and the Issuer in and to the Receivables and the Other Conveyed Property against all claims of third parties claiming through or under Originator and Depositor will defend the right, title, and interest of the Issuer in and to the Receivables and the Other Conveyed Property against all claims of third parties claiming through or under Depositor.

                  SECTION 4.4 Costs and Expenses. Each of Originator and Depositor will pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

                  SECTION 4.5 Indemnification by Originator. (a) Originator will defend, indemnify and hold harmless Depositor, the Issuer, the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from: (i) any breach of any of Originator's representations and warranties contained herein, (ii) the use, ownership or operation by Originator or any affiliate thereof of a Financed Vehicle, (iii) any action taken, or failed to be taken, by it in respect of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement or (iv) the negligence (except for errors in judgment), willful misfeasance, or bad faith of Originator in the performance of its duties under this Agreement or by reason of reckless disregard of Originator's obligations and duties under this Agreement.

                  (b) Originator will defend, indemnify and hold harmless the Issuer, the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any Taxes which may at any time be asserted against such Persons with respect to (i) the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder, (ii) the conveyance or ownership of the Receivables under the Sale and Servicing Agreement and (iii) the issuance and original sale of the Notes and the issuance of the Certificate, and costs and expenses in defending against the same, arising by reason of the acts to be performed by Originator under this Agreement or imposed against such Persons.

                  Indemnification under this Section 4.5 will include reasonable fees and expenses of counsel and expenses of litigation and will survive payment of the Notes and the Certificate and termination of this Agreement. The indemnity obligations hereunder will be in addition to any obligation that Originator may otherwise have.

                  SECTION 4.6 Indemnification by the Depositor. (a) The Depositor will defend, indemnify and hold harmless the Originator, the Issuer, the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from: (i) any breach of any of the Depositor's representations and warranties contained herein, (ii) the use, ownership or operation by the Depositor or any affiliate thereof of a Financed Vehicle, (iii) any action taken, or failed to be taken, by it in respect of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement or (iv) the negligence (except for errors in judgment), willful misfeasance, or bad faith of the Depositor in the performance of its duties under this Agreement or by reason of reckless disregard of the Depositor's obligations and duties under this Agreement.

                  (b) Depositor will defend, indemnify and hold harmless the Issuer, the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any Taxes which may at any time be asserted against such Persons with respect to the transactions contemplated by this Agreement, including (i) the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder, (ii) the conveyance or ownership of the Receivables under the Sale and Servicing Agreement and (iii) the issuance and original sale of the Notes and the issuance of the Certificate, and costs and expenses in defending against the same, arising by reason of the acts to be performed by Depositor under this Agreement or imposed against such Persons.

         Indemnification under this Section 4.6 will include reasonable fees and expenses of counsel and expenses of litigation and will survive payment of the Notes and the Certificate and termination of this Agreement. The indemnity obligations hereunder will be in addition to any obligation that the Depositor may otherwise have.

                                   ARTICLE V.

                                  REPURCHASES

                  SECTION 5.1 Repurchase of Receivables Upon Breach of Warranty. Upon the occurrence of a Repurchase Event, Originator will, unless the breach which is the subject of such Repurchase Event will have been cured in all material respects, repurchase the Receivable relating thereto from the Issuer and, simultaneously with the repurchase of the Receivable, Originator will deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 3.2 of the Sale and Servicing Agreement. It is understood and agreed that, except as set forth in Section 6.1, the obligation of Originator to repurchase any Receivable, as to which a breach occurred and is continuing, will, if such obligation is fulfilled, constitute the sole remedy against Originator for such breach available to Depositor, the Issuer, the Insurer, the Backup Servicer, the Noteholders, the Certificateholder, the Indenture Trustee on behalf of the Noteholders or the Owner Trustee on behalf of the Certificateholder. This Section 5.1 is intended to grant the Issuer and the Indenture Trustee a direct right against Originator to demand performance hereunder, and in connection therewith, Originator waives any requirement of prior demand against Depositor with respect to such repurchase obligation. Any such repurchase will take place in the manner specified in Section 3.2 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of Originator under this Section 5.1 will not terminate upon a termination of Originator as Servicer under the Sale and Servicing Agreement and will be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Depositor to perform any of their respective obligations with respect to such Receivable under the Sale and Servicing Agreement.

                  In addition to the foregoing and notwithstanding whether the related Receivable will have been purchased by Originator, Originator will indemnify the Depositor, the Issuer, the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Insurer, the Noteholders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such Repurchase Events.

                  SECTION 5.2 Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by Originator under

Section 5.1, the Issuer will take such steps as may be reasonably requested by Originator in order to assign to Originator all of the Issuer's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of the Issuer. Such assignment will be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that Originator may not enforce any such Receivable on the ground that it will not be a real party in interest or a holder entitled to enforce the Receivable, the Issuer will, at the expense of Originator, take such steps as Originator deems reasonably necessary to enforce the Receivable, including bringing suit in the Issuer's name.

                  SECTION 5.3 Waivers. No failure or delay on the part of Depositor, or the Issuer as assignee of Depositor, in exercising any power, right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VI.
                                 MISCELLANEOUS

                  SECTION 6.1 Liability of Originator and Depositor. Each of Originator and Depositor will be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by each of Originator, and Depositor, respectively and the representations and warranties of each of Originator and Depositor, respectively.

                  SECTION 6.2 Merger or Consolidation of Originator or Depositor. Any corporation, limited liability company or other entity (i) into which Originator or Depositor may be merged or consolidated, (ii) resulting from any merger or consolidation to which Originator or Depositor is a party or (iii) succeeding to the business of Originator or Depositor, in the case of Depositor, which corporation, limited liability company or other entity has a certificate of incorporation or limited liability company agreement containing provisions relating to limitations on business and other matters substantively identical to those contained in Depositor's limited liability company agreement, provided that in any of the foregoing cases such corporation or other entity will execute an agreement of assumption to perform every obligation of Originator or Depositor, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, will be the successor to Originator or Depositor, as the case may be, hereunder (without relieving Originator or Depositor of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Notwithstanding the foregoing, so long as no Insurer Default has occurred and is continuing, Depositor will not merge or consolidate with any other Person or permit any other Person to become the successor to Depositor's business without the prior written consent of the Insurer. Originator or Depositor will promptly inform the other parties, the Issuer, the Indenture Trustee, the Owner Trustee and, so long as no Insurer Default has occurred and is continuing, the Insurer, of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i),
(ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 (other then subsection (f) thereof in connection with a change in control as provided in the Insurance Agreement) and 3.2 will have been breached (for purposes hereof, such representations and warranties will be true and correct as of the date of the consummation of such transaction) and with respect to a transaction involving the Depositor, no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, has occurred and is continuing, (y) with respect to a transaction involving the Depositor, Depositor will have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agencies prior to the consummation of such transaction and will have delivered to the Issuer, the Insurer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Originator or Depositor, as applicable, will have delivered to the Issuer and the Indenture Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables and reciting the details of the filings or (B) no such action will be necessary to preserve and protect such interest.

                  SECTION 6.3 Limitation on Liability of Originator, and Depositor and Others. Originator, and Depositor and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Originator, or Depositor will not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

                  SECTION 6.4 Originator May Own Notes or the Certificate. Subject to the provisions of the Sale and Servicing Agreement, Originator and any Affiliate of Originator may in their individual or any other capacity become the owner or pledgee of Notes or the Certificate with the same rights as they would have if they were not Originator or an Affiliate thereof.

                  SECTION 6.5       Amendment.

                  (a) This Agreement may be amended by Originator and Depositor with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing) but without the consent of the Indenture Trustee, the Owner Trustee, the Certificateholder or any of the Noteholders (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action will not, as evidenced by an Opinion of Counsel delivered to the Issuer, the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Certificateholder or Noteholder.

                  (b) This Agreement may also be amended from time to time by Originator, and Depositor, with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing) and with the consent of the Indenture Trustee and, if required, the Certificateholder and the Noteholders, in accordance with the Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholder or Noteholders; provided, however, the Originator provides the Indenture Trustee with an Opinion of Counsel, (which may be provided by the Originator's internal counsel) that no such amendment will increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that will be required to be made on any Note or Certificate.

                  (c) Prior to the execution of any such amendment or consent, Originator will have furnished written notification of the substance of such amendment or consent to each Rating Agency.

                  (d) It will not be necessary for the consent of Certificateholder or Noteholders pursuant to this Section 6.5 to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent will approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholder or Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates. The consent of a Holder of a Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement will be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or
         Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

                  SECTION 6.6       Notices.

                  All demands, notices and communications hereunder will be in writing and will be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

                  If to the Originator:

                           Triad Financial Corporation
                           7711 Center Avenue
                           Suite 100
                           Huntington Beach, California 92647
                           Attention: Chief Financial Officer

                  With a separate copy to:

                           Attention: Vice President, Legal

                  If to the Depositor:

                           Triad Financial Special Purpose LLC
                           7711 Center Avenue
                           Suite 390
                           Huntington Beach, California 92647
                           Attention: Chief Financial Officer

or such other address as will be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Indenture Trustee, as applicable. Any such demand, notice or communication hereunder will be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt.

                  SECTION 6.7 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 6.8 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement will be for any reason whatsoever held invalid, then such covenants, provisions or terms will be deemed severable from the remaining covenants, provisions or terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 6.9       Intention of the Parties.

                  (a) The execution and delivery of this Agreement will constitute an acknowledgment by Originator and Depositor that they intend that the assignments and transfers herein contemplated constitute sales and assignments outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Originator to Depositor and that the Receivables and the Other Conveyed Property will not be a part of Originator's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Originator. If such conveyance is determined to be made as security for a loan made by Depositor, the Issuer, the Noteholders or the Certificateholder to the Originator the parties intend that Originator will have granted to Depositor a security interest in all of Originator's right, title and interest, respectively, in and to:

                           (1) the Receivables and all moneys received thereon after the applicable Cutoff Date,

                           (2)  the Other Conveyed Property conveyed to
         Depositor by Originator pursuant to this Agreement including (a) an assignment of the security interests in the

         Financed Vehicles granted by Obligors pursuant to the Receivables, and any other interest of the Depositor in such Financed Vehicles, (b) any proceeds and the right to receive any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables, (c) the right to cause the related Dealer or a Third-Party Lender to repurchase Receivables pursuant to a Dealer Agreement or an Auto Loan Purchase and Sale Agreement, respectively, as a result of the breach of representation or warranty in the related Dealer Agreement or Auto Loan Purchase and Sale Agreement, respectively, (d) all rights, if any, to refunds for the costs of any Service Contracts on the related Financed Vehicles, (e) the related Receivables Files and (f) the proceeds of any and all of the foregoing, and

                           (3) all proceeds and investments with respect to items (1) and (2) above.

                  (b) This Agreement will constitute a security agreement under applicable law.

                  SECTION 6.10 Governing Law. This Agreement will be construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement will be determined in accordance with such laws.

                  SECTION 6.11 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and all of which counterparts will constitute but one and the same instrument.

                  SECTION 6.12 Conveyance of the Receivables and the Other Conveyed Property to the Issuer. Originator acknowledges that Depositor intends, pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the date hereof. Originator acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Originator contained in this Agreement and the rights of Depositor hereunder are intended to benefit the Insurer, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder. In furtherance of the foregoing, Originator covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder and that, notwithstanding anything to the contrary in this Agreement, Originator will be directly liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder (notwithstanding any failure by the Servicer, or the Backup Servicer to perform its respective duties and obligations hereunder or under Related Documents) and that the Indenture Trustee may enforce the duties and obligations of Originator under this Agreement against Originator for the benefit of the Insurer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder.

                  SECTION 6.13 Nonpetition Covenant. Originator will not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Depositor or the Issuer.

                  IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        TRIAD FINANCIAL CORPORATION,
                                           as Originator

                                        By /s/ Mike L. Wilhelms
                                           ------------------------------
                                           Name:  Mike L. Wilhelms
                                           Title: Chief Financial Officer

                                        TRIAD FINANCIAL SPECIAL PURPOSE LLC,
                                           as Depositor

                                        By /s/ Mike L. Wilhelms
                                           ------------------------------
                                           Name:  Mike L. Wilhelms
                                           Title: Chief Financial Officer

Accepted:

JPMORGAN CHASE BANK,
as Indenture Trustee

By /s/ Sora Jun
   ------------------
Name:  Sora Jun
Title: Trust Officer

                     [Signature page to Purchase Agreement]

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                      [On File with Dewey Ballantine LLP]

                                                                      SCHEDULE B

                         REPRESENTATIONS AND WARRANTIES
                               OF THE ORIGINATOR

         1. Characteristics of Receivables. Each Receivable (A) was originated (i) by Triad, (ii) by a Dealer and purchased by Triad from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with Triad and was validly assigned by such Dealer to Triad pursuant to a Dealer Assignment, or (iii) by a Third-Party Lender and purchased by Triad from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Lender Assignment with Triad and was validly assigned by such Third-Party Lender to Triad pursuant to a Third-Party Lender Assignment,
(B) was originated by Triad, such Dealer or such Third-Party Lender for the retail sale of a Financed Vehicle in the ordinary course of Triad's, the Dealer's or the Third-Party Lender's business, in each case, in accordance with Triad's credit policies and was fully and properly executed by the parties thereto, and Triad, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Receivables in the state where Triad, each such Dealer or each such Third-Party Lender was located, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) that, if made when due, will fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

         2. Fraud or Misrepresentation. Each Receivable was originated (i) by Triad, (ii) by a Dealer and was sold by the Dealer to Triad, or (iii) by a Third-Party Lender and was sold by the Third-Party Lender to Triad, and was transferred by Triad to the Depositor and by the Depositor to the Issuer without any fraud or misrepresentation on the part of Triad, the Depositor, such Dealer or Third-Party Lender in any case.

         3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

         4. Origination. Each Receivable was originated in the United States and the related Obligor is a resident of the United States.

         5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the applicable Cutoff Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

         6. No Government Obligor. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

         7. Obligor Bankruptcy. At the related Cutoff Date no Obligor had been identified on the records of Triad as being the subject of a current bankruptcy proceeding.

         8. Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the related Cutoff Date.

         9. Marking Records. By the Closing Date, as applicable, the Originator will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold to the Depositor by the Originator and sold by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement.

         10. Computer Tape. The Computer Tape made available by the Originator to the Trust on the Closing Date, as applicable, was complete and accurate as of the related Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

         11. Adverse Selection. No selection procedures adverse to the Noteholders or the Insurer were utilized in selecting the Receivables from those receivables owned by the Originator which met the selection criteria contained in the Sale and Servicing Agreement.

         12. Chattel Paper. The Receivables constitute chattel paper within the meaning of the UCC as in effect in the States of California, New York and Delaware.

         13. One Original. There is only one original executed copy of each Receivable.

         14. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable, (b) in the case of retail installment sale contracts, the original executed credit application, or a paper or electronic copy thereof and (c) the original Lien Certificate or application therefor. Each of

                                    SCH B-2
such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Custodian or in the possession of a third-party vendor.

         15. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended. All funds payable to or on behalf of the Obligors with respect to the Receivables have been fully disbursed.

         16. Lawful Assignment; No Consent Required. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable and the Other Conveyed Property under this Agreement. For the validity of the sale, transfer and assignment of the Receivables and Other Conveyed Property to Triad, the Depositor, and the Trust, no consent by any Dealer, Third-Party Lender or Obligor is required under any agreement or applicable law.

         17. Good Title. No Receivable has been sold, transferred, assigned or pledged by the Dealer or Third-Party Lender, Triad or the Depositor, as the case may be, to any Person other than Triad, the Depositor and the Issuer, as the case may be. Immediately prior to the conveyance of the Receivables to the Depositor pursuant to this Agreement, as applicable, the Originator was the sole owner thereof and had good title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Originator and the Depositor will have good title to and will be the sole owner of such Receivables, free of any Lien. No Dealer or Third-Party Lender has an unpaid participation in, or other right to receive, proceeds of any Receivable. The Originator has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Receivables.

         18. Security Interest in Financed Vehicle. Each Receivable created or will create a valid, binding and enforceable first priority security interest in favor of the Originator in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date, as applicable, and will show the Originator as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Originator has applied for or received written evidence from the related Dealer or Third-Party Lender that such Lien Certificate showing the Originator as first lienholder has been applied for and the Originator's security interest has been validly assigned by the Originator to the Depositor pursuant to this Agreement and by the Depositor to the Trust pursuant to the Sale and Servicing Agreement. Immediately after the sale, transfer and assignment thereof by the Originator to the Depositor and by the Depositor to the Trust, each Receivable will be secured by an enforceable

                                    SCH B-3
and perfected first priority security interest in the Financed Vehicle in favor of the Indenture Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the related Cutoff Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

         19. All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person, and actions required to be taken or performed by any Person in any jurisdiction to give the Trust a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

         20. No Impairment. The Originator has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Insurer, the Indenture Trustee and the Noteholders in any Receivable or the proceeds thereof.

         21. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to Triad with respect to such Receivable.

         22. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

         23. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days and other defaults that will not have a material adverse effect on the ability of the Obligor to make, nor the enforceability of Obligor's obligation to make, Scheduled Receivables Payments and will not have a material adverse effect on the validity or priority of Originator's lien on the Financed Vehicle), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the related Cutoff Date no Financed Vehicle had been repossessed by or at the direction of the Originator.

         24. Insurance. At the time of an origination of a Receivable by Triad or a purchase of a Receivable by Triad from a Dealer or Third-Party Lender, each Financed Vehicle was covered by a comprehensive and collision insurance policy (i) subject to maximum deductibles of $500 for collision coverage and $500 for comprehensive coverage, (ii) naming Triad as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming Triad and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so.

                                    SCH B-4

No Financed Vehicle is insured under a policy of force-placed insurance on the related Cutoff Date.

         25. Past Due. At the related Cutoff Date no Scheduled Receivable Payment was more than 30 days past due.

         26. Remaining Principal Balance. At the related Cutoff Date the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

         27. Certain Characteristics of Receivables. (A) Each Receivable had a remaining maturity, as of the Cutoff Date, of not more than 72 months; (B) each Receivable had an original maturity of not more than 72 months; (C) not more than 37.6% of Receivables (calculated by Aggregate Principal Balance) will have an original term to maturity of 72 months; (D) each Receivable had a remaining Principal Balance as of the Cutoff Date of at least $5,003.58 and not more than $42,151.35; and (E) each Receivable has an Annual Percentage Rate of at least 11.00% and not more than 29.90%.

                                    SCH B-5